STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 001 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments
Investment in Master Trust at fair value	$ 176,154,364	$ 144,961,704
Receivables
Employer contributions	4,857,468	5,673,292
Notes receivable from participants	2,173,172	1,662,976
Total receivables	7,030,640	7,336,268
Net assets available for benefits	$ 183,185,004	$ 152,297,972